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                                                                   Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 11, 2000 relating to the financial statements, which appears in VDI MultiMedia's Annual Report on Form 10K for the year ended December 31, 1999.

/s/ PRICEWATERHOUSECOOPERS LLP

Century City, California
October 25, 2000